Exhibit 10.3

2008 PERFORMANCE SHARE PROGRAM

AWARD CALCULATION METHODOLOGY

EXHIBIT A

Parameter	Description
Award Metrics

“Initial Meta-Funding Gate” requires achievement of GAAP revenues of 90% of Annual Operating Plan (AOP) Threshold performance

•   If Initial Meta-Funding Gate is not met, no Actual Awards will be earned for 2008

•   If Initial Meta-Fund Gate is met, Maximum Awards may be earned, subject to reduction based on the achievement of the following “Other Performance Goals”:

•   Non-GAAP Revenues (including shippable backlog at the end of the fiscal year) — Maximum Award reduced to zero if performance does not equal or exceed 95% of AOP (AOP revenue goal will be set in consideration of beginning of year shippable backlog); and

•   Non-GAAP Operating Profit — Maximum Award reduced to zero if performance does not equal or exceed 90% of AOP.

Actual Awards determined using the matrix provided in Section 2, below.

Award Determination

•   If Initial Meta-Funding Gate is not met, no Performance Shares are credited/earned

•   If Initial Meta Funding Gate is met, the number of Performance Shares credited as an Actual Award is calculated using the matrix below

Step 1: Determine the “Performance Share Percentage” based on achievement of the Other Performance Goals by using the matrix below:

Step 2: Determine the number of Performance Shares credited as an Actual Award by determining the Performance Share Percentage (Step 1) and multiplying that percentage by the number of Performance Shares subject to Target Award (partial share amounts will be rounded up to the next share)

•   The maximum number of Performance Shares that may be credited as an Actual Award is 200% of the Target Award (the “Maximum Award”)

•   If achievement is below either Other Performance Goal threshold, shares credited are 0% of the Target Award.

•   If achievement is at the threshold level of performance for both Other Performance Goals, shares credited are 38% of the Target Award (“Minimum Award”)

•   Achievement percents are rounded to the nearest whole percent

•   Actual number of Performance Shares credited as Actual Award is calculated based on achievement, rounded to the nearest whole share

See below for examples of the Actual Award determination process

Actual Award Determination Examples	Assume: • Maximum Award of 5,000 Performance Shares • Target Award of 2,500 Performance Shares

Example 1
2008 Revenue Achievement:	2008 Operating Profit Achievement:
102% of AOP	103% of AOP

Performance Share Percentage According to Matrix: 135%
Performance Shares Credited as Actual Award:
2,500 Target
X
135%
=
3,375 Performance Shares

Example 2
2008 Revenue Achievement:	2008 Actual Operating Profit:
99% of AOP	96% of AOP

Performance Share Percentage According to Matrix: 86%
Performance Shares Credited as Actual Award:
2,500 Target
X
86%
=
2,150 Performance Shares